[EATON VANCE LOGO]                      [PICTURE OF EARTH]




  Annual Report October 31, 1999

[PICTURE OF BONDS]                 EATON VANCE
                                   STRATEGIC
                                     INCOME
                                      FUND

                     Global Management-Global Distribution

                              [PICTURE OF BUILDINGS]

EATON VANCE STRATEGIC INCOME FUND AS OF OCTOBER 31, 1999
-------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
-------------------------------------------------------------------------------

[PHOTO]
James B. Hawkes
President

Eaton Vance Strategic Income Fund Class A shares had a total return of 8.40% during the year ended October 31, 1999. That return was the result of a decline in net asset value per share (NAV) from $9.22 on October 31, 1998 to $9.11 on October 31, 1999, and the reinvestment of $0.867 in dividends.(1)

The Fund's Class B shares had a total return of 7.32% during the year ended October 31, 1999. This return resulted from a decline in NAV from $8.72 on October 31, 1998 to $8.61 on October 31, 1999, and the reinvestment of $0.736 in dividends.1 Class C shares had a total return of 7.23% for the year, the result of a decline in NAV from $11.01 on October 31, 1998 to $10.87 on October 31, 1999, and the reinvestment of $0.921 in dividends.(1)

After a difficult 1998, many global markets rebounded in 1999...

Following a tumultuous year in 1998, many of the world's fixed-income markets recovered strongly in 1999. Asian economies strengthened and the U.S. maintained a pattern of manageable growth and low-inflation. Investors realized that the flight to quality that characterized the fall of 1998 was an overreaction to the year's global difficulties. Yields for 5-year Treasuries, which had declined to as low as 3.9% in October 1998, rose back to 6.0% by October 31, 1999.

Strategic Income Fund outperformed other fixed-income asset classes and its peer group during the fiscal year...

Strategic Income Fund's Class A, Class B, and Class C shares outperformed many other fixed-income vehicles during the year, including U.S. Treasury bonds, mortgage-backed securities and corporate bonds. The Fund also outperformed the average 3.54% 1-year return of its Multi-Sector Income Fund peer group, according to Lipper, Inc., a nationally recognized monitor of mutual fund performance.(2)

The year 2000 should provide more global fixed-income opportunities...

As we've seen once again in the past year, the global bond markets present challenges that match their unique opportunities. Yet, it's clear that the fixed-income markets will continue to play a major role in capital formation for emerging economies as well as for entrepreneurs here in the U.S. The flexibility to seek out situations both domestically and abroad is what sets Strategic Income Fund apart. We believe the year 2000 will afford many more such opportunities. In the pages that follow, portfolio manager Mark Venezia provides his insights into the year just ended, and suggests what may lie ahead for global bond investors in 2000.

                                                Sincerely,

                                                /s/ James B. Hawkes

                                                James B. Hawkes
                                                President
                                                December 8, 1999

--------------------------------------------------------------------------------

FUND INFORMATION
as of October 31, 19991


Performance(3)                                                                    Class A      Class B       Class C
---------------------------------------------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
---------------------------------------------------------------------------------------------------------------------
One Year                                                                           8.40%         7.32%         7.23%
Five Years                                                                         N.A.          9.30          9.54
Life of Fund+                                                                      3.90          6.38          8.45
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
---------------------------------------------------------------------------------------------------------------------
One Year                                                                           3.25%         2.38%         6.24%
Five Years                                                                         N.A.          9.02          9.54
Life of Fund+                                                                      1.07          6.38          8.45

+Inception Dates - Class A: 1/23/98; Class B: 11/26/90; Class C:5/25/94

Regional Weightings(4)
--------------------------------------------------------------------------------

By total investments - Weightings reflect the Fund's investment in Strategic Income Portfolio (holdings described beginning on page 16) and a 22.0% investment in High Income Portfolio.

U.S. Investment Grade          54.3%

U.S. High Yield                22.0%

Latin America                   9.5%

Asia/Pacific                    8.1%

Europa                          6.1%


(1) These returns do not include the 4.75% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charges
(CDSC) for Class B and Class C shares. (2) It is not possible to invest directly in a Lipper category. (3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2%
- 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects a 1% CDSC.
(4) Because the Portfolio is actively managed, Regional Weightings are subject to change.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EATON VANCE STRATEGIC INCOME FUND AS OF OCTOBER 31, 1999
-------------------------------------------------------------------------------
MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------

[PHOTO]
Mark S. Venezia
Portfolio Manager

AN INTERVIEW WITH MARK S. VENEZIA, PORTFOLIO MANAGER OF STRATEGIC INCOME
PORTFOLIO

Q:Mark, following the difficulties of 1998, global fixed-income markets fared much better in 1999. How would you characterize the global markets in the past fiscal year?

A:The global bond markets rallied strongly at the beginning of the fiscal year, which began in November 1998. Last year's financial crises in key emerging markets eased somewhat, and Asia's emerging economies began to take steps toward stability. Gross domestic product has increased significantly in many of these Asian countries. Selective tax cuts have stimulated consumer demand while industrial production is also rising.

  In the U.S., the high-yield market, which lost ground in last year's flight to quality, rebounded very strongly around the turn of the year and was among the best-performing fixed-income asset classes for the fiscal year. With quality spreads of roughly 650 basis points (6.5%) at the market bottom, we found excellent value in lower-rated corporate bonds. Strategic Income Fund gains exposure to the high-yield market through its holdings in Eaton Vance High Income Portfolio.

  Opening 1999, the Latin American markets were on the defensive, as Brazil's difficulties cast a shadow over the region. Brazil devalued its currency in January, a move that hurt its neighbors, especially Argentina. Although Ecuador defaulted on its Brady bond debt in October, this long-anticipated move had little effect on the region's markets. Indeed, accumulating evidence of regional stability and higher commodity prices has brought a recovery in these markets.

Q:With that as a backdrop, how have you positioned the Portfolio in recent months?

A:Over the course of the fiscal year, we increased the Portfolio's investments in the U.S. high-yield market and in Asia, while paring our exposure to Latin America and Eastern Europe. At October 31, 1999, 22.0% of the Fund's total investments was invested in High Income Portfolio, an increase from 12.5% a year earlier. Asia represented an 8.1% weighting, up from 4.2%; Latin America constituted 9.5%, down from 13.5%; and Eastern Europe was 3.8%, down from 4.9% a year ago.

Q:What areas did you find attractive in Asia?

A:Our increased exposure to Asia was generally focused on corporate bonds in Indonesia, the

--------------------------------------------------------------------------------

Quality Weightings(1)
--------------------------------------

[CHART]

Investment Grade         57.0%
Below Investment Grade   43.0%

(1) Because the Portfolio is actively managed, Quality Weightings are subject to change. Weightings include the Fund's investment in Strategic Income Portfolio (holdings described beginning on page 16) and a 22.0% investment in High Income Portfolio.

The Portfolio's holdings will change over time. The discussion of specific holdings reflects only the portfolio manager's view of those holdings as of the date of this report.

--------------------------------------------------------------------------------
MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.
--------------------------------------------------------------------------------

EATON VANCE STRATEGIC INCOME FUND AS OF OCTOBER 31, 1999
-------------------------------------------------------------------------------
MANAGEMENT DISCUSSION CONT'D
--------------------------------------------------------------------------------

  Philippines, Korea and Thailand. With low inflation allowing the region's central banks to reduce interest rates, industrial activity has been given a shot in the arm. In addition, in the wake of last year's crisis, many companies have restructured, wringing out the excesses of recent years and making the companies more competitive.

Q:Could you give some examples of Asia-based companies in whose bonds you invested?

A:In Indonesia, we had a position in Daya Guna Samudra, a fishing company that exports to the rest of Asia. The company has modernized its fleet of fishing vessels in order to improve harvests in the Arafuru and South China Seas. In addition, newly-elected president Wahid has pledged to protect Indonesia's territorial waters, a move that should provide Daya Guna some insulation in the region's increasingly competitive fishing industry.

  In the Philippines, J. G. Summit is a conglomerate with wide-ranging business interests, including telecommunications, food processing and banking. Summit has started to reduce its exposure to financial services in recent months in order to focus on its core businesses. The company has a very strong brand name and near-monopoly status in some segments of the Philippine food market.

  In Korea, we had a successful run in Samsung Electronics, a major semiconductor producer that benefited from rising semiconductor prices. We managed to capitalize on this positive story through Samsung's convertible bonds, which we thought were greatly undervalued last year. So we managed to participate in Korea's rally with the limited downside risk of a bond.

Q:You indicated an increased commitment to the U.S. high-yield market. What prompted that move?

A:After last year's flight to Treasuries, quality spreads - the difference in yields between bonds of varying quality - were extraordinarily wide, reaching as high as 650 basis points (6.5%) over similar maturity Treasury bonds. Spreads haven't been that wide since 1991 and we believed it was a good opportunity to increase our weighting in High Yield Portfolio. The high-yield market rallied strongly in the first half of the fiscal year before encountering some supply pressures at mid-year. However, spreads remain historically wide and we're enthusiastic about the market in the coming year.

Q:What changes have you made to your positions in Latin America?

A:We eliminated our investments in Argentina and Ecuador. Argentina has a large trade exposure with Brazil and its fixed exchange rate has contributed to the country's second major recession in five years. Argentina's GDP has declined by 5% while unemployment has continued to increase. Ecuador is in the midst of a fiscal crisis. We sold our position because we did not believe that even the new reform-minded government could pass the needed legislation.

  In sharp contrast to those Latin trouble spots, we held onto our investments in Mexico. The country weathered last year's crisis relatively well, primarily as a result of its floating exchange rate. The floating exchange rate eliminated the necessity of raising interest rates to defend the peso. Mexico's economy has also benefited from rising oil prices as well as its trade exposure to the robust U.S. economy.

Q:Do you still have investments in mortgage-backed securities?

A:Yes, we've retained some exposure to seasoned mortgage-backed securities
  (MBS). However, we've reduced these holdings in recent months in favor of Federal National Mortgage Co. (Fannie Mae) and Federal Home Loan Mortgage Co. (Freddie Mac) debentures. Fannie Mae and Freddie Mac are government-

EATON VANCE STRATEGIC INCOME FUND AS OF OCTOBER 31, 1999

-------------------------------------------------------------------------------
MANAGEMENT DISCUSSION CONT'D
--------------------------------------------------------------------------------

  sponsored enterprises that were created to provide liquidity for the U.S. mortgage market. In addition to issuing MBS, the companies each have a large portfolio of retained mortgages.

  Fannie Mae and Freddie Mac have been major beneficiaries of the housing boom in recent years. However, yield spreads for their debentures widened significantly during this past summer. As our MBS holdings paid down principal, we directed a portion of the proceeds into Fannie Mae and Freddie Mac debentures, which provided extremely attractive yields in very high-quality securities.

Q:Mark, what is your outlook for the coming year?

A:I believe that the outlook for selected global bond markets has improved significantly in 1999. The U.S. economy appears sound, and, with increasing global competition, modest wage demands and a vigilant Federal Reserve, inflation remains in check. With last year's flight to quality having abated, we believe the U.S. high-yield bond market is once again an attractive area for fixed-income investors.

  Elsewhere, Asian governments appear to have addressed some issues that triggered last year's problems and their economies have begun to recover. Lower interest rates should promote stronger GDP growth throughout the region. And while major Latin markets continue to struggle, they will bear watching for signs of a turnaround.

  As demonstrated in the past year, the Portfolio's flexible charter allows it to move among markets and to respond quickly to changing market conditions. I believe that Strategic Income Portfolio is well-positioned to take advantage of additional global opportunities as they occur in the coming year.


[GRAPH]

EATON VANCE STRATEGIC INCOME FUND, CLASS B VS.
LEHMAN AGGREGATE BOND INDEX AND THE COMPOSITE OF LIPPER FUND CATEGORY AVERAGES


             DATE         FUND/NAV           LEHMAN           LIPPER
         11/30/90          $10,000          $10,000          $10,000
         12/31/90           $9,973          $10,156          $10,024
          1/31/91          $10,091          $10,282          $10,189
          2/28/91          $10,197          $10,369          $10,201
          3/31/91          $10,340          $10,439           $9,975
          4/30/91          $10,438          $10,554          $10,070
          5/31/91          $10,580          $10,615          $10,086
          6/30/91          $10,553          $10,610          $10,046
          7/31/91          $10,550          $10,757          $10,170
          8/31/91          $10,640          $10,989          $10,254
          9/30/91          $10,739          $11,212          $10,411
         10/31/91          $10,819          $11,337          $10,508
         11/30/91          $10,732          $11,441          $10,511
         12/31/91          $10,794          $11,781          $10,670
          1/31/92          $10,840          $11,621          $10,623
          2/28/92          $10,952          $11,696          $10,687
          3/31/92          $10,958          $11,631          $10,703
          4/30/92          $11,109          $11,715          $10,798
          5/31/92          $11,185          $11,936          $10,912
          6/30/92          $11,222          $12,101          $10,978
          7/31/92          $11,239          $12,348          $11,010
          8/31/92          $11,079          $12,472          $10,969
          9/30/92          $10,719          $12,621          $10,662
         10/31/92          $10,662          $12,453          $10,650
         11/30/92          $10,626          $12,458          $10,570
         12/31/92          $10,719          $12,653          $10,590
          1/31/93          $10,762          $12,896          $10,643
          2/28/93          $11,015          $13,122          $10,725
          3/31/93          $11,102          $13,177          $10,771
          4/30/93          $11,192          $13,269          $10,832
          5/31/93          $11,261          $13,287          $10,914
          6/30/93          $11,341          $13,527          $10,952
          7/31/93          $11,545          $13,604          $10,978
          8/31/93          $11,603          $13,842          $11,018
          9/30/93          $11,487          $13,880          $11,000
         10/31/93          $11,782          $13,931          $11,070
         11/30/93          $11,740          $13,813          $11,033
         12/31/93          $11,880          $13,887          $11,134
          1/31/94          $12,073          $14,075          $11,213
          2/28/94          $11,738          $13,830          $11,049
          3/31/94          $11,097          $13,488          $10,899
          4/30/94          $11,184          $13,380          $10,894
          5/31/94          $11,352          $13,379          $10,906
          6/30/94          $10,920          $13,349          $10,827
          7/31/94          $10,973          $13,615          $10,863
          8/31/94          $11,136          $13,631          $10,907
          9/30/94          $11,130          $13,431          $10,941
         10/31/94          $11,154          $13,419          $10,975
         11/30/94          $11,284          $13,389          $10,993
         12/31/94          $11,254          $13,482          $10,697
          1/31/95          $11,047          $13,749          $10,627
          2/28/95          $11,022          $14,076          $10,672
          3/31/95          $10,992          $14,162          $10,650
          4/30/95          $11,474          $14,360          $10,829
          5/31/95          $11,920          $14,916          $10,974
          6/30/95          $11,802          $15,025          $11,002
          7/31/95          $11,898          $14,992          $11,101
          8/31/95          $12,110          $15,173          $11,150
          9/30/95          $12,350          $15,320          $11,258
         10/31/95          $12,419          $15,519          $11,331
         11/30/95          $12,662          $15,752          $11,411
         12/31/95          $12,880          $15,973          $11,493
          1/31/96          $13,394          $16,078          $11,587
          2/28/96          $13,132          $15,798          $11,555
          3/31/96          $13,219          $15,688          $11,577
          4/30/96          $13,500          $15,600          $11,651
          5/31/96          $13,572          $15,569          $11,696
          6/30/96          $13,780          $15,777          $11,778
          7/31/96          $13,812          $15,820          $11,852
          8/31/96          $14,049          $15,793          $11,908
          9/30/96          $14,487          $16,680          $12,022
         10/31/96          $14,714          $16,425          $12,136
         11/30/96          $15,164          $16,706          $12,254
         12/31/96          $15,223          $16,550          $12,279
          1/31/97          $15,539          $16,601          $12,271
          2/28/97          $15,685          $16,643          $12,269
          3/31/97          $15,534          $16,458          $12,057
          4/30/97          $15,640          $16,705          $12,170
          5/31/97          $15,767          $16,864          $12,404
          6/30/97          $15,907          $17,064          $12,595
          7/31/97          $16,219          $17,525          $12,887
          8/31/97          $16,013          $17,376          $12,820
          9/30/97          $16,275          $17,632          $13,095
         10/31/97          $16,250          $17,887          $12,988
         11/30/97          $16,376          $17,970          $13,062
         12/31/97          $16,520          $18,151          $13,170
          1/31/98          $16,648          $19,383          $13,343
          2/28/98          $16,713          $18,369          $13,438
          3/31/98          $16,912          $18,431          $13,555
          4/30/98          $16,897          $18,527          $13,602
          5/31/98          $16,921          $18,703          $13,582
          6/30/98          $16,869          $18,862          $13,550
          7/31/98          $17,002          $18,902          $13,611
          8/31/98          $16,080          $19,210          $12,825
          9/30/98          $16,192          $19,659          $13,040
         10/31/98          $16,217          $19,555          $12,958
         11/30/98          $16,870          $19,667          $13,373
         12/31/98          $16,839          $19,726          $13,358
          1/31/99          $16,864          $19,866          $13,429
          2/28/99          $16,897          $19,518          $13,281
          3/31/99          $17,171          $19,625          $13,475
          4/30/99          $17,481          $19,688          $13,738
          5/31/99          $17,217          $19,515          $13,446
          6/30/99          $17,254          $19,452          $13,459
          7/31/99          $17,238          $19,369          $13,422
          8/31/99          $17,122          $19,359          $13,338
          9/30/99          $17,260          $19,584          $13,407
         10/31/99          $17,403          $19,656          $13,428


Performance**                                                                         Class A   Class B    Class C
------------------------------------------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
------------------------------------------------------------------------------------------------------------------
One Year                                                                               8.40%     7.32%      7.23%
Five Years                                                                             N.A.      9.30       9.54
Life of Fund+                                                                          3.90      6.38       8.45
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
------------------------------------------------------------------------------------------------------------------
One Year                                                                               3.25%     2.38%      6.24%
Five Years                                                                             N.A.      9.02       9.54
Life of Fund+                                                                          1.07      6.38       8.45

+Inception Dates - Class A: 1/23/98; Class B: 11/26/90; Class C:5/25/94*

* Source: TowersData, Bethesda, MD. Investment operations commenced 11/26/90. Index information is only available at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

  The chart compares the Fund's total return with that of the Lehman Aggregate Bond Index, an unmanaged, broad-based index containing only investment-grade, fixed-income securities traded in the U.S . Securities in the Index are included without regard to their duration. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the Indices. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The chart also offers a comparison with a Composite of Lipper Fund Category averages, reflecting the average total returns of the funds in the same categories as this Fund. The fund categories are established by Lipper, Inc., a nationally recognized monitor of mutual fund performance. Funds within a category have similar investment policies. The Composite is provided because the Fund amended its investment policies on March 1, 1997, allowing the Fund to invest in a portfolio with a dollar-weighted average maturity of any duration. In connection with this change, the Fund's Lipper category also changed. Reflecting that change, the performance of a Composite is based on the Lipper Short World Multi-Market Income Funds category from November 30, 1990 through March 1, 1997, and thereafter, on the Lipper Multi-Sector Income Funds category. An investment in the Fund's Class A shares on 1/31/98 at net asset value would have been worth $10,647 on October 31, 1999; $10,143 including the 4.75% sales charge. An investment in the Fund's Class C shares on 5/31/94 at net asset value would have been worth $15,579 on October 31, 1999. The Index's and Composite's total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index or a Composite.

**Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-year return for Class C reflects 1% CDSC.

  Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EATON VANCE STRATEGIC INCOME FUND AS OF OCTOBER 31, 1999

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 1999
Assets
------------------------------------------------------
Investment in Strategic Income
   Portfolio, at value
   (identified cost, $150,725,986)        $150,282,065
Investment in High Income Portfolio, at
   value
   (identified cost, $44,831,863)           43,055,350
Receivable for Fund shares sold                594,893
Deferred organization expenses                     241
------------------------------------------------------
TOTAL ASSETS                              $193,932,549
------------------------------------------------------
Liabilities
------------------------------------------------------
Dividends payable                         $    845,412
Payable for Fund shares redeemed               302,713
Payable to affiliate for Trustees' fees            283
Payable to affiliate for service fees              171
Accrued expenses                                83,412
------------------------------------------------------
TOTAL LIABILITIES                         $  1,231,991
------------------------------------------------------
NET ASSETS                                $192,700,558
------------------------------------------------------
Sources of Net Assets
------------------------------------------------------
Paid-in capital                           $212,545,344
Accumulated net realized loss from
   Portfolios (computed on the basis
   of identified cost)                     (19,203,252)
Accumulated undistributed net investment
   income                                    1,578,900
Net unrealized depreciation from
   Portfolios (computed on the basis
   of identified cost)                      (2,220,434)
------------------------------------------------------
TOTAL                                     $192,700,558
------------------------------------------------------
Class A Shares
------------------------------------------------------
NET ASSETS                                $  6,050,349
SHARES OUTSTANDING                             664,448
NET ASSET VALUE AND REDEMPTION PRICE PER
   SHARE
   (net assets DIVIDED BY shares of
      beneficial interest outstanding)    $       9.11
MAXIMUM OFFERING PRICE PER SHARE
   (100 DIVIDED BY 95.25 of $9.11)        $       9.56
------------------------------------------------------
Class B Shares
------------------------------------------------------
NET ASSETS                                $155,768,345
SHARES OUTSTANDING                          18,086,703
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
   PER SHARE (NOTE 6)
   (net assets DIVIDED BY shares of
      beneficial interest outstanding)    $       8.61
------------------------------------------------------
Class C Shares
------------------------------------------------------
NET ASSETS                                $ 30,881,864
SHARES OUTSTANDING                           2,840,876
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
   PER SHARE (NOTE 6)
   (net assets DIVIDED BY shares of
      beneficial interest outstanding)    $      10.87
------------------------------------------------------

 On sales of $25,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
OCTOBER 31, 1999
Investment Income
-----------------------------------------------------
Interest allocated from Portfolios (net
   of foreign taxes, $89,585)             $17,961,912
Dividends allocated from Portfolios           414,934
Expenses allocated from Portfolios         (1,455,099)
-----------------------------------------------------
NET INVESTMENT INCOME FROM PORTFOLIOS     $16,921,747
-----------------------------------------------------

Expenses
-----------------------------------------------------
Trustees fees and expenses                $     5,339
Distribution and service fees
   Class A                                      2,135
   Class B                                  1,380,060
   Class C                                    250,798
Transfer and dividend disbursing agent
   fees                                       216,660
Registration fees                              45,254
Printing and postage                           37,040
Legal and accounting services                  31,323
Custodian fee                                  22,805
Amortization of organization expenses           7,364
Miscellaneous                                  31,681
-----------------------------------------------------
TOTAL EXPENSES                            $ 2,030,459
-----------------------------------------------------

NET INVESTMENT INCOME                     $14,891,288
-----------------------------------------------------

Realized and Unrealized
Gain (Loss) from Portfolios
-----------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $(4,967,011)
   Financial futures contracts             (1,885,965)
   Written options                            188,125
   Foreign currency and forward foreign
      currency exchange
      contract transactions                (1,825,129)
-----------------------------------------------------
NET REALIZED LOSS                         $(8,489,980)
-----------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments                            $ 4,385,130
   Financial futures contracts                517,505
   Written options                           (110,000)
   Foreign currency and forward foreign
      currency exchange contracts             976,958
-----------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $ 5,769,593
-----------------------------------------------------

NET REALIZED AND UNREALIZED LOSS          $(2,720,387)
-----------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $12,170,901
-----------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE STRATEGIC INCOME FUND AS OF OCTOBER 31, 1999

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

Increase (Decrease)                       YEAR ENDED        YEAR ENDED
IN NET ASSETS                             OCTOBER 31, 1999  OCTOBER 31, 1998
----------------------------------------------------------------------------
From operations --
   Net investment income                  $     14,891,288  $     11,629,772
   Net realized gain (loss)                     (8,489,980)          880,442
   Net change in unrealized
      appreciation (depreciation)                5,769,593       (13,529,672)
----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                        $     12,170,901  $     (1,019,458)
----------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                             $       (336,914) $        (69,136)
      Class B                                  (11,738,650)      (11,029,458)
      Class C                                   (1,942,599)       (1,413,057)
   In excess of net investment income
      Class A                                           --            (2,776)
      Class C                                           --           (84,937)
   Tax return of capital
      Class A                                      (22,890)               --
      Class B                                     (797,540)               --
      Class C                                     (131,983)               --
----------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS       $    (14,970,576) $    (12,599,364)
----------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                             $      4,478,258  $      2,660,681
      Class B                                   40,594,578        38,733,721
      Class C                                   15,813,624        20,456,268
   Issued in reorganization of EV
      Classic Strategic Income Fund                     --         8,399,641
   Net asset value of shares issued to
      shareholders in payment of
      distributions declared
      Class A                                      237,539            34,786
      Class B                                    4,915,690         5,045,715
      Class C                                    1,141,637         1,065,842
   Cost of shares redeemed
      Class A                                     (549,826)         (579,130)
      Class B                                  (26,086,695)      (24,263,796)
      Class C                                   (5,065,992)       (8,509,686)
----------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                     $     35,478,813  $     43,044,042
----------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                $     32,679,138  $     29,425,220
----------------------------------------------------------------------------

                                          YEAR ENDED        YEAR ENDED
NET ASSETS                                OCTOBER 31, 1999  OCTOBER 31, 1998
----------------------------------------------------------------------------
At beginning of year                      $    160,021,420  $    130,596,200
----------------------------------------------------------------------------
AT END OF YEAR                            $    192,700,558  $    160,021,420
----------------------------------------------------------------------------

Accumulated undistributed
net investment income
included in net assets
----------------------------------------------------------------------------
AT END OF YEAR                            $      1,578,900  $      2,157,271
----------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE STRATEGIC INCOME FUND AS OF OCTOBER 31, 1999

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                    CLASS A
                                            ------------------------
                                             YEAR ENDED OCTOBER 31,
                                            ------------------------
                                             1999(1)       1998(2)
--------------------------------------------------------------------
Net asset value -- Beginning of year          $ 9.220       $10.000
--------------------------------------------------------------------

Income (loss) from operations
--------------------------------------------------------------------
Net investment income                         $ 0.852       $ 0.668
Net realized and unrealized loss               (0.095)       (0.767)
--------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS           $ 0.757       $(0.099)
--------------------------------------------------------------------

Less distributions
--------------------------------------------------------------------
From net investment income                    $(0.819)      $(0.654)
In excess of net investment income                 --        (0.027)
Tax return of capital                          (0.048)           --
--------------------------------------------------------------------
TOTAL DISTRIBUTIONS                           $(0.867)      $(0.681)
--------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                $ 9.110       $ 9.220
--------------------------------------------------------------------

TOTAL RETURN(3)                                  8.40%        (1.29)%
--------------------------------------------------------------------

Ratios/Supplemental Data
--------------------------------------------------------------------
Net assets, end of year (000's omitted)       $ 6,050       $ 2,009
Ratios (As a percentage of average daily
   net assets):
   Expenses(4)                                   1.08%         1.03%(5)
   Net investment income                         9.20%         8.44%(5)
Portfolio Turnover of the Portfolio                47%           71%
--------------------------------------------------------------------

(1) Net investment income per share was computed using average shares outstanding.
(2) For the period from the commencement of offering of Class A shares, January 23, 1998, to October 31, 1998.
(3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
(4) Includes the Fund's share of the Portfolios' allocated expenses for the period the Fund was investing in the Portfolios.
(5)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE STRATEGIC INCOME FUND AS OF OCTOBER 31, 1999

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                         CLASS B
                                            ------------------------------------------------------------------
                                                                  YEAR ENDED OCTOBER 31,
                                            ------------------------------------------------------------------
                                             1999(1)         1998          1997          1996          1995
--------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year         $  8.720      $  9.470      $  9.310      $  8.500      $  8.290
--------------------------------------------------------------------------------------------------------------

Income (loss) from operations
--------------------------------------------------------------------------------------------------------------
Net investment income                        $  0.731      $  0.684      $  0.657      $  0.655      $  0.726
Net realized and unrealized gain (loss)        (0.105)       (0.686)        0.288         0.858         0.167
--------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS          $  0.626      $ (0.002)     $  0.945      $  1.513      $  0.893
--------------------------------------------------------------------------------------------------------------

Less distributions
--------------------------------------------------------------------------------------------------------------
From net investment income                   $ (0.688)     $ (0.748)     $ (0.657)     $ (0.655)     $ (0.361)
In excess of net investment income                 --            --        (0.128)       (0.048)           --
Tax return of capital                          (0.048)           --            --            --        (0.322)
--------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                          $ (0.736)     $ (0.748)     $ (0.785)     $ (0.703)     $ (0.683)
--------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR               $  8.610      $  8.720      $  9.470      $  9.310      $  8.500
--------------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                                  7.32%        (0.20)%       10.44%        18.48%        11.34%
--------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)      $155,768      $138,495      $130,596      $129,671      $150,767
Ratios (As a percentage of average daily
   net assets):
   Expenses(3)                                   1.96%         1.96%         2.08%         2.17%         2.18%
   Net investment income                         8.31%         7.40%         6.91%         7.38%         7.85%
Portfolio Turnover of the Portfolio                47%           71%           77%           71%           78%
--------------------------------------------------------------------------------------------------------------

(1) Net investment income per share was computed using average shares outstanding.
(2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
(3) Includes the Fund's share of the Portfolios' allocated expenses for the period the Fund was investing in the Portfolios.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE STRATEGIC INCOME FUND AS OF OCTOBER 31, 1999

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                    CLASS C
                                            ------------------------
                                             YEAR ENDED OCTOBER 31,
                                            ------------------------
                                             1999(1)         1998
--------------------------------------------------------------------
Net asset value -- Beginning of year          $11.010       $11.950
--------------------------------------------------------------------

Income (loss) from operations
--------------------------------------------------------------------
Net investment income                         $ 0.912       $ 0.869
Net realized and unrealized loss               (0.132)       (0.872)
--------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS           $ 0.780       $(0.003)
--------------------------------------------------------------------

Less distributions
--------------------------------------------------------------------
From net investment income                    $(0.872)      $(0.884)
In excess of net investment income                 --        (0.053)
Tax return of capital                          (0.048)           --
--------------------------------------------------------------------
TOTAL DISTRIBUTIONS                           $(0.920)      $(0.937)
--------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                $10.870       $11.010
--------------------------------------------------------------------

TOTAL RETURN(2)                                  7.23%        (0.15)%
--------------------------------------------------------------------

Ratios/Supplemental Data
--------------------------------------------------------------------
Net assets, end of year (000's omitted)       $30,882       $19,518
Ratios (As a percentage of average daily
   net assets):
   Expenses(3)                                   2.03%         2.03%
   Net investment income                         8.22%         7.37%
Portfolio Turnover of the Portfolio                47%           71%
--------------------------------------------------------------------

(1) Net investment income per share was computed using average shares outstanding.
(2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
(3) Includes the Fund's share of the Portfolios' allocated expenses for the period the Fund was investing in the Portfolios.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE STRATEGIC INCOME FUND AS OF OCTOBER 31, 1999

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance Strategic Income Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at the time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class' paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class specific expenses. The Fund currently invests all of its investable assets in interests in two Portfolios, Strategic Income Portfolio and High Income Portfolio (the Portfolios), New York trusts which have investment objectives consistent with that of the Fund. The value of the Fund's investment in the Portfolios reflects the Fund's proportionate interest in the net assets of the Strategic Income Portfolio and the High Income Portfolio (99.99% and 4.0% at
   October 31, 1999, respectively). The performance of the Fund is directly affected by the performance of the Portfolios. The financial statements of the Strategic Income Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. See Note 8 for further information on the results of operations of High Income Portfolio. A copy of the financial statements of High Income Portfolio is available upon request from Eaton Vance Distributors.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

 A Investment Valuation -- Valuation of securities by the Strategic Income
   Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report. High Income Portfolio's valuation policies are as follows: Investments listed on securities exchanges or in the NASDAQ National Market are valued at closing sale prices. Listed or unlisted investments for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Fixed income investments (other than short-term obligations), including listed investments and investments for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which there are no quotations or valuations are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

 B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolios, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

 C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for Federal income or excise tax is necessary. At October 31, 1999, the Fund, for Federal income tax purposes, had a capital loss carryover of $19,005,452, which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryovers will expire on October 31, 2002 ($4,214,275), October 31, 2003 ($4,613,119), October 31,
   2006 ($2,245,050) and October 31, 2007 ($7,933,008).

 D Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

2 Distributions to Shareholders
-------------------------------------------
   The net income of the Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time

EATON VANCE STRATEGIC INCOME FUND AS OF OCTOBER 31, 1999

NOTES TO FINANCIAL STATEMENTS CONT'D

   of declaration. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in over-distributions for financial statement purposes only are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3 Shares of Beneficial Interest
-------------------------------------------
   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                               YEAR ENDED OCTOBER 31,
                                              ------------------------
    CLASS A                                      1999         1998*
    ------------------------------------------------------------------
    Sales                                        479,935      276,254
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                  25,638        3,622
    Redemptions                                  (58,971)     (62,030)
    ------------------------------------------------------------------
    NET INCREASE                                 446,602      217,846
    ------------------------------------------------------------------

    * For the period from the commencement of offering of Class A shares, January 23, 1998, to October 31, 1998.

                                               YEAR ENDED OCTOBER 31,
                                              ------------------------
    CLASS B                                      1999         1998
    ------------------------------------------------------------------
    Sales                                      4,608,260    4,165,687
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                 557,297      543,656
    Redemptions                               (2,965,773)  (2,609,018)
    ------------------------------------------------------------------
    NET INCREASE                               2,199,784    2,100,325
    ------------------------------------------------------------------

                                               YEAR ENDED OCTOBER 31,
                                              ------------------------
    CLASS C                                      1999         1998
    ------------------------------------------------------------------
    Sales                                      1,420,517    1,727,701
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                 102,858       91,129
    Redemptions                                 (455,954)    (748,223)
    Issued to EV Classic Strategic Income
     Fund shareholders                                --      702,848
    ------------------------------------------------------------------
    NET INCREASE                               1,067,421    1,773,455
    ------------------------------------------------------------------

4 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of each of the Portfolio's Notes to financial statements. Certain officers and Trustees of the Fund and of the Portfolios are officers of the above organizations (see Note 5). Except as to Trustees of the Fund and the Portfolios who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $4,544 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 1999.

5 Distribution and Service Plans
-------------------------------------------
   The Fund has in effect distribution plans for Class B (Class B Plan) and Class C (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A shares. The Class B and Class C Plans require the Fund to pay EVD, amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus
   (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges due EVD, of each respective class reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each

EATON VANCE STRATEGIC INCOME FUND AS OF OCTOBER 31, 1999

NOTES TO FINANCIAL STATEMENTS CONT'D

   respective class. The amount payable to EVD with respect to each day is accrued on such day as a liability of the Fund and, accordingly, reduces the Fund's net assets. For the year ended October 31, 1999, the Fund paid or accrued $1,124,927 and $188,098, respectively, to or payable to EVD representing 0.75% of average daily net assets of Class B and Class C shares, respectively. At October 31, 1999, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $24,025,000 and $2,553,000 for Class B and Class C shares, respectively.

   The Plans authorize the Fund to make payments of service fees to EVD, investment dealers, and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class A, Class B, and Class C shares for each fiscal year. The Trustees initially implemented the Plans by authorizing the Fund to make quarterly payments of service fees to EVD and investment dealers equal to 0.25% per annum of the Fund's average daily net assets attributable to Class A and Class B shares based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. On October 4, 1999, the Trustees approved service fee payments equal to 0.25% per annum of the Fund's average daily net assets attributable to Class A and Class B shares for any fiscal year on shares of the Fund sold on or after October 12, 1999. The Class C Plan permits the Fund to make monthly payments of service fees in amounts not expected to exceed 0.25% of the Fund's average daily net assets attributable to Class C shares for any fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales and commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended October 31, 1999 amounted to $2,135, $255,133, and $62,700 for Class A, Class B, and Class C shares, respectively.

6 Contingent Deferred Sales Charge
-------------------------------------------
   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based on the lower of the net asset value at the date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second years of redemption after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plans. CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. The Fund has been informed that EVD received approximately $218,000 and $6,000 of CDSC paid by shareholders of Class B and Class C shares, respectively, during the year ended October 31, 1999.

7 Investment Transactions
-------------------------------------------
   Increases and decreases in the Fund's investment in the Strategic Income Portfolio for the year ended October 31, 1999, aggregated $63,662,682 and $60,949,450, respectively. Increases in the Fund's investment in the High Income Portfolio aggregated $16,000,000.

EATON VANCE STRATEGIC INCOME FUND AS OF OCTOBER 31, 1999

NOTES TO FINANCIAL STATEMENTS CONT'D

8 Investment in Portfolios
-------------------------------------------
   For the year ended October 31, 1999, the Fund was allocated net investment income and realized and unrealized gain (loss) from the Portfolios as follows:

                                               STRATEGIC
                                                INCOME     HIGH INCOME
                                               PORTFOLIO    PORTFOLIO      TOTAL
    -------------------------------------------------------------------------------
    Dividend income                           $        --  $  414,934   $   414,934
    Interest income                            13,826,915   4,134,997    17,961,912
    Expenses                                   (1,189,698)   (265,401)   (1,455,099)
    -------------------------------------------------------------------------------
    NET INVESTMENT INCOME                     $12,637,217  $4,284,530   $16,921,747
    -------------------------------------------------------------------------------
    Net realized gain (loss) --
       Investments (identified cost basis)    $(5,187,644) $  220,633   $(4,967,011)
       Financial futures contracts             (1,885,965)         --    (1,885,965)
       Written options                            188,125          --       188,125
       Foreign currency and forward foreign
        currency exchange contracts
        transactions                           (1,825,129)         --    (1,825,129)
    -------------------------------------------------------------------------------
    NET REALIZED GAIN (LOSS) ON INVESTMENTS   $(8,710,613) $  220,633   $(8,489,980)
    -------------------------------------------------------------------------------
    Change in unrealized appreciation (depreciation)
       Investments                            $ 3,811,832  $  573,298   $ 4,385,130
       Financial futures contracts                517,505          --       517,505
       Written options                           (110,000)         --      (110,000)
       Foreign currency and forward foreign
        currency exchange contracts               976,958          --       976,958
    -------------------------------------------------------------------------------
    NET CHANGE IN UNREALIZED
     APPRECIATION (DEPRECIATION)              $ 5,196,295  $  573,298   $ 5,769,593
    -------------------------------------------------------------------------------

9 Transfer of Net Assets
-------------------------------------------
   On November 1, 1997, the Fund, formerly known as the EV Marathon Strategic Income Fund acquired the net assets of EV Classic Strategic Income Fund pursuant to an Agreement and Plan of Reorganization dated June 23, 1997. In accordance with the agreement, the Fund, at the closing, issued 702,848 Class C shares of the Fund having an aggregate value of $8,399,641. As a result, the Fund issued one Class C share for each share of EV Classic Strategic Income Fund. The transaction was structured for tax purposes to qualify as a tax free reorganization under the Internal Revenue Code. The EV Classic Strategic Income Fund's net assets at the date of the transaction were $8,399,641, including $33,282 of unrealized appreciation, and a net asset value per share of $11.95. Directly after the merger, the combined net assets of the Fund were $138,995,841 with a net asset value of $9.47 and $11.95 for Class B shares and Class C shares, respectively.

EATON VANCE STRATEGIC INCOME FUND AS OF OCTOBER 31, 1999

INDEPENDENT ACCOUNTANTS' REPORT

TO THE TRUSTEES OF EATON VANCE
MUTUAL FUNDS TRUST AND SHAREHOLDERS OF
EATON VANCE STRATEGIC INCOME FUND:
---------------------------------------------

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and financial highlights present fairly, in all material respects, the financial position of Eaton Vance Strategic Income Fund (the "Fund") at October 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 8, 1999

STRATEGIC INCOME PORTFOLIO AS OF OCTOBER 31, 1999

PORTFOLIO OF INVESTMENTS

BONDS & NOTES -- 95.4%

                SECURITY                          PRINCIPAL        U.S. $ VALUE
-------------------------------------------------------------------------------
Bulgaria -- 1.5%
-------------------------------------------------------------------------------
Bulgaria Discount Bond (Brady),
5.875%, 7/28/24(1)                                $    3,000,000   $  2,238,750
-------------------------------------------------------------------------------
Total Bulgaria (identified cost $1,780,513)                        $  2,238,750
-------------------------------------------------------------------------------
Greece -- 2.2%
-------------------------------------------------------------------------------
Hellenic Republic, 9.20%, 3/21/02         GRD      1,000,000,000   $  3,271,993
-------------------------------------------------------------------------------
Total Greece (identified cost $3,762,330)                          $  3,271,993
-------------------------------------------------------------------------------
Indonesia -- 3.1%
-------------------------------------------------------------------------------
APP Global Finance, 2.00%, 7/25/00                $    1,500,000   $  1,500,000
DGS International Finance,
10.00%, 6/1/07                                         2,000,000      1,410,000
Indah Kiat Finance Mauritius, Sr. Unsec.
Notes, 10.00%, 7/1/07                                  1,000,000        642,500
Indah Kiat International Finance,
6.15%, 3/14/00                            JPY        125,000,000      1,137,725
-------------------------------------------------------------------------------
Total Indonesia (identified cost $4,401,662)                       $  4,690,225
-------------------------------------------------------------------------------
Malaysia -- 1.0%
-------------------------------------------------------------------------------
Commerce Asset Holdings, 0.00%, 6/17/02           $    2,000,000   $  1,550,000
-------------------------------------------------------------------------------
Total Malaysia (identified cost $1,461,469)                        $  1,550,000
-------------------------------------------------------------------------------
Mexico -- 7.7%
-------------------------------------------------------------------------------
Alestra SA, Sr. Notes,
12.125%, 5/15/06(2)                               $    1,000,000   $    972,500
Mexican Discount Bond (Brady),
Series B, w/ attached warrants,
5.875%, 12/31/19(1)                                    4,000,000      3,510,020
Mexican Discount Bond (Brady),
Series D, w/ attached warrants,
6.068%, 12/31/19(1)                                    8,000,000      7,020,040
-------------------------------------------------------------------------------
Total Mexico (identified cost $10,764,248)                         $ 11,502,560
-------------------------------------------------------------------------------
Morocco -- 0.6%
-------------------------------------------------------------------------------
Snap Ltd., 11.50%, 1/29/09                DEM          1,791,595   $    867,224
-------------------------------------------------------------------------------
Total Morocco (identified cost $874,302)                           $    867,224
-------------------------------------------------------------------------------
Peru -- 4.2%
-------------------------------------------------------------------------------
Peru FLIRB (Brady), 3.75%, 3/7/17(1)              $    7,000,000   $  3,885,035
Peru PDI (Brady), 4.50%, 3/7/17(1)                     4,000,000      2,500,020
-------------------------------------------------------------------------------
Total Peru (identified cost $6,071,584)                            $  6,385,055
-------------------------------------------------------------------------------
                SECURITY                          PRINCIPAL        U.S. $ VALUE
-------------------------------------------------------------------------------

Philippines -- 3.6%
-------------------------------------------------------------------------------
Bayan Telecommunications,
13.50%, 7/15/06(2)                                $    2,000,000   $  1,900,400
JG Summit Cayman, 3.50%, 12/23/03                      2,000,000      1,525,000
Republic of Philippines,
9.875%, 1/15/19                                        2,000,000      1,942,500
-------------------------------------------------------------------------------
Total Philippines (identified cost $5,288,569)                     $  5,367,900
-------------------------------------------------------------------------------
Thailand -- 2.4%
-------------------------------------------------------------------------------
Bangkok Bank, 8.75%, 3/15/07(2)                   $    2,000,000   $  1,660,000
Siam Commercial Bank, 7.50%, 3/15/06(2)                2,400,000      1,932,000
-------------------------------------------------------------------------------
Total Thailand (identified cost $3,653,820)                        $  3,592,000
-------------------------------------------------------------------------------
Turkey -- 2.7%
-------------------------------------------------------------------------------
Republic of Turkey, 11.875%, 11/5/04              $    3,000,000   $  2,988,840
Republic of Turkey, 12.375%, 6/15/09                   1,000,000      1,011,250
-------------------------------------------------------------------------------
Total Turkey (identified cost $3,978,471)                          $  4,000,090
-------------------------------------------------------------------------------
United Kingdom -- 0.7%
-------------------------------------------------------------------------------
Esprit Telecom Group PLC,
11.00%, 6/15/08                           DEM          2,000,000   $  1,078,054
-------------------------------------------------------------------------------
Total United Kingdom (identified cost $1,117,631)
                                                                   $  1,078,054
-------------------------------------------------------------------------------
United States -- 65.7%
-------------------------------------------------------------------------------
CORPORATE BONDS & NOTES -- 12.9%
American Greetings, 6.10%, 8/1/28                 $    1,000,000   $    916,180
AT & T Corp., 6.50%, 3/15/29                           4,000,000      3,549,160
Baltimore Natural Gas and Electric,
6.73%, 6/12/12                                           400,000        398,816
Beneficial Corp., 8.40%, 5/15/08                         330,000        352,404
Commercial Credit Corp., 7.875%, 2/1/25                2,000,000      2,153,080
Dayton Hudson Medium Term Notes,
5.865%, 8/15/27                                        1,000,000        995,750
Dayton Hudson Medium Term Notes,
9.52%, 6/10/15                                           350,000        404,964
Ford Motor Co., 7.45%, 7/16/31                         2,000,000      1,975,800
General Motors Acceptance Corp.,
8.875%, 6/1/10                                         1,000,000      1,117,120
Johnson Controls, 7.70%, 3/1/15                        1,000,000      1,037,700
Motorola, Inc., 6.50%, 9/1/25                            300,000        294,198
Motorola, Inc., 8.40%, 8/15/31                         1,500,000      1,659,240
NBD Bank N.A., 8.25%, 11/1/24                            610,000        652,938
Procter and Gamble Co., 8.00%, 9/1/24                  1,500,000      1,665,975
TRW, Inc., Medium Term Notes,
9.35%, 6/4/20                                          1,900,000      2,152,339
-------------------------------------------------------------------------------
Total Corporate Bonds & Notes (identified cost $19,454,870)
                                                                   $ 19,325,664
-------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

STRATEGIC INCOME PORTFOLIO AS OF OCTOBER 31, 1999

PORTFOLIO OF INVESTMENTS CONT'D

                SECURITY                          PRINCIPAL        U.S. $ VALUE
-------------------------------------------------------------------------------

United States (continued)
-------------------------------------------------------------------------------
MORTGAGE PASS-THROUGHS -- 39.0%
Federal Home Loan Mortgage Corp.:
   4.75% with maturity at 2001                    $        4,416   $      4,373
   8.00% with various maturities to 2021               6,639,623      6,788,618
   8.50% with various maturities to 2019               1,325,320      1,374,408
   9.00% with maturity at 2019                           388,812        407,654
   9.25% with various maturities to 2016               4,305,336      4,507,683
   9.50% with maturity at 2015                         1,476,023      1,547,054
   9.75% with various maturities to 2020               1,051,718      1,119,986
   10.50% with maturity at 2020                          764,183        827,145
   11.00% with maturity at 2019                        1,656,327      1,797,251
   11.25% with maturity at 2010                          224,616        243,626
   12.50% with various maturities to
   2019                                                1,903,746      2,158,700
   12.75% with maturity at 2013                           98,893        111,034
   13.25% with maturity at 2013                           90,641        102,981
   13.50% with maturity at 2019                          221,035        253,217
-------------------------------------------------------------------------------
                                                                   $ 21,243,730
-------------------------------------------------------------------------------
Federal National Mortgage Association:
   5.00% with maturity at 2003                    $       44,337   $     43,741
   5.50% with maturity at 2012                             3,602          3,513
   7.00% with maturity at 2014                         3,533,322      3,538,138
   7.50% with various maturities to 2018               2,175,255      2,208,970
   8.00% with various maturities to 2019               1,827,310      1,868,682
   8.50% with various maturities to 2026               7,179,281      7,436,997
   9.00% with various maturities to 2021               3,627,553      3,793,211
   9.50% with maturity at 2013                         1,639,218      1,738,934
   11.00% with maturity at 2025                          775,686        852,389
   12.00% with maturity at 2015                          580,371        649,011
   12.50% with maturity at 2015                        3,649,600      4,132,223
   12.75% with maturity at 2014                           76,972         86,787
   13.00% with various maturities to
   2027                                                1,855,182      2,114,015
   13.25% with maturity at 2014                          196,077        227,031
   13.50% with various maturities to
   2015                                                1,075,072      1,225,794
   14.75% with maturity at 2012                        1,556,330      1,826,289
-------------------------------------------------------------------------------
                                                                   $ 31,745,725
-------------------------------------------------------------------------------
Government National Mortgage Association:
   6.50% with maturity at 2002                    $      392,604   $    394,206
   7.50% with maturity at 2017                           659,192        671,552
   8.30% with maturity at 2020                           825,730        857,699
   8.50% with maturity at 2009                           728,506        752,790
   9.00% with maturity at 2016                           492,690        517,666
   12.50% with maturity at 2019                        2,041,014      2,280,184
   13.50% with maturity at 2014                          175,591        201,109
-------------------------------------------------------------------------------
                                                                   $  5,675,206
-------------------------------------------------------------------------------
Total Mortgage Pass-Throughs (identified cost $60,002,240)
                                                                   $ 58,664,661
-------------------------------------------------------------------------------
                SECURITY                          PRINCIPAL        U.S. $ VALUE
-------------------------------------------------------------------------------

United States (continued)
-------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY DEBENTURES -- 12.4%
Federal Home Loan Mortgage Corp.,
6.45%, 4/29/09                                    $    6,000,000   $  5,699,040
Federal National Mortgage Association,
6.00%, 5/15/08                                         3,000,000      2,859,360
Federal National Mortgage Association,
6.25%, 5/15/29                                        11,000,000     10,084,690
-------------------------------------------------------------------------------
Total U.S. Government Agency Debentures
   (identified cost $18,556,066)                                   $ 18,643,090
-------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 1.4%
United States Treasury
Bond, 11.75%, 2/15/01(3)
   (identified cost $2,603,438)                   $    2,000,000   $  2,147,020
-------------------------------------------------------------------------------
Total United States (identified cost $100,616,614)
                                                                   $ 98,780,435
-------------------------------------------------------------------------------
Total Bonds & Notes (identified cost $143,771,213)
                                                                   $143,324,286
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.9%

                SECURITY                          PRINCIPAL        VALUE
-------------------------------------------------------------------------------
Banque National De Paris Euro
Time-deposit Cayman Islands,
5.25%, 11/1/99                                    $    7,400,000   $  7,400,000
-------------------------------------------------------------------------------
Total Short-Term Investments (at amortized cost $7,400,000)
                                                                   $  7,400,000
-------------------------------------------------------------------------------
Total Investments -- 100.3%
   (identified cost $151,171,213)                                  $150,724,286
-------------------------------------------------------------------------------
Other Assets, Less Liabilities -- (0.3)%                           $   (442,211)
-------------------------------------------------------------------------------
Net Assets -- 100.0%                                               $150,282,075
-------------------------------------------------------------------------------

DEM - Deutsche Mark

GRD - Greek Drachma

JPY - Japanese Yen

(1)  Variable rate security.
(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(3) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

                       SEE NOTES TO FINANCIAL STATEMENTS

STRATEGIC INCOME PORTFOLIO AS OF OCTOBER 31, 1999

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 1999
Assets
------------------------------------------------------
Investments, at value
   (identified cost, $151,171,213)        $150,724,286
Cash                                             8,483
Receivable for investments sold                204,900
Interest receivable                          2,534,146
Other assets                                    44,150
------------------------------------------------------
TOTAL ASSETS                              $153,515,965
------------------------------------------------------

Liabilities
------------------------------------------------------
Payable for investments purchased         $  2,988,840
Payable for open forward currency
   contracts                                    86,014
Payable to affiliate for Trustees' fees            694
Payable for daily variation margin on
   open financial futures
   contracts, net                               30,468
Accrued expenses                               127,874
------------------------------------------------------
TOTAL LIABILITIES                         $  3,233,890
------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS'
   INTEREST IN PORTFOLIO                  $150,282,075
------------------------------------------------------

Sources of Net Assets
------------------------------------------------------
Net proceeds from capital contributions
   and withdrawals                        $150,725,996
Net unrealized depreciation (computed on
   the basis of identified cost)              (443,921)
------------------------------------------------------
TOTAL                                     $150,282,075
------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
OCTOBER 31, 1999
Investment Income
-----------------------------------------------------
Interest (net of foreign taxes, $89,585)  $13,826,915
-----------------------------------------------------
TOTAL INVESTMENT INCOME                   $13,826,915
-----------------------------------------------------

Expenses
-----------------------------------------------------
Investment adviser fee                    $   768,111
Administration fee                            208,472
Trustees fees and expenses                     17,211
Custodian fee                                  99,110
Legal and accounting services                  84,544
Amortization of organization expenses           1,558
Miscellaneous                                  10,691
-----------------------------------------------------
TOTAL EXPENSES                            $ 1,189,697
-----------------------------------------------------

NET INVESTMENT INCOME                     $12,637,218
-----------------------------------------------------

Realized and Unrealized Gain (Loss)
-----------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $(5,187,644)
   Financial futures contracts             (1,885,966)
   Written options                            188,125
   Foreign currency and forward foreign
      currency exchange
      contract transactions                (1,825,129)
-----------------------------------------------------
NET REALIZED LOSS                         $(8,710,614)
-----------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $ 3,811,833
   Financial futures contracts                517,506
   Written options                           (110,000)
   Foreign currency and forward foreign
      currency exchange contracts             976,957
-----------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $ 5,196,296
-----------------------------------------------------

NET REALIZED AND UNREALIZED LOSS          $(3,514,318)
-----------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $ 9,122,900
-----------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

STRATEGIC INCOME PORTFOLIO AS OF OCTOBER 31, 1999

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

Increase (Decrease)                       YEAR ENDED        YEAR ENDED
IN NET ASSETS                             OCTOBER 31, 1999  OCTOBER 31, 1998
----------------------------------------------------------------------------
From operations --
   Net investment income                  $     12,637,218  $     11,309,422
   Net realized gain (loss)                     (8,710,614)        1,190,706
   Net change in unrealized
      appreciation (depreciation)                5,196,296       (11,251,878)
----------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                        $      9,122,900  $      1,248,250
----------------------------------------------------------------------------
Capital transactions --
   Contributions                          $     63,662,682  $     63,230,486
   Withdrawals                                 (60,949,450)      (47,288,792)
----------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   CAPITAL TRANSACTIONS                   $      2,713,232  $     15,941,694
----------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                $     11,836,132  $     17,189,944
----------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------
At beginning of year                      $    138,445,943  $    121,255,999
----------------------------------------------------------------------------
AT END OF YEAR                            $    150,282,075  $    138,445,943
----------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

STRATEGIC INCOME PORTFOLIO AS OF OCTOBER 31, 1999

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                             YEAR ENDED OCTOBER 31,
                                ------------------------------------------------
                                  1999      1998      1997      1996      1995
--------------------------------------------------------------------------------
Ratios to average daily net assets
--------------------------------------------------------------------------------
Expenses                          0.86%     0.83%     0.86%     0.86%       0.84%
Net investment income             9.14%     8.31%     8.06%     8.62%       9.08%
Portfolio Turnover                  47%       71%       77%       71%         78%
--------------------------------------------------------------------------------
NET ASSETS, END OF YEAR
   (000'S OMITTED)              $150,282  $138,446  $121,256  $132,407  $152,583
--------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

STRATEGIC INCOME PORTFOLIO AS OF OCTOBER 31, 1999

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Strategic Income Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a non-diversified open-end investment company. The Portfolio, which was organized as a trust under the laws of the State of New York in 1992, seeks to provide a high level of income by investing in a global portfolio consisting primarily of high grade debt securities. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

 A Investment Valuation -- Debt securities (other than mortgage-backed,
   "pass-through" securities and short-term obligations maturing in sixty days or less), including listed securities and securities for which price quotations are available and forward contracts, will normally be valued on the basis of market valuations furnished by pricing services. Mortgage backed, "pass-through" securities are valued using an independent matrix pricing system applied by the advisor which takes into account closing bond valuations, yield differentials, anticipated prepayments and interest rates provided by dealers. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Short-term obligations and money-market securities maturing in sixty days or less are valued at amortized cost which approximates value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated to U.S. dollars at the current exchange rate. Investments for which market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

 B Income -- Interest income is determined on the basis of interest accrued and discount earned, adjusted for amortization of premium or accretion of discount when required for federal income tax purposes.

 C Gains and Losses From Investment Transactions -- Realized gains and losses from investment transactions are recorded on the basis of identified cost. For book purposes, gains and losses are not recognized until disposition. For federal tax purposes, the Portfolio is subject to special tax rules that may affect the amount, timing and character of gains recognized on certain of the Portfolio's investments.

 D Income Taxes -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

 E Financial Futures Contracts -- Upon entering into a financial futures contract, the Portfolio is required to deposit an amount ("initial margin"), either in cash or securities, equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio ("variation margin") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed for both hedging against anticipated future changes in interest or currency exchange rates and investment purposes. Should interest or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. If the Portfolio enters into a closing transaction, the Portfolio will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and financial futures contract to buy.

 F Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

 G Written Options -- The Portfolio may write call or put options for which premiums are received and are recorded as liabilities, and are subsequently adjusted to the

STRATEGIC INCOME PORTFOLIO AS OF OCTOBER 31, 1999

NOTES TO FINANCIAL STATEMENTS CONT'D

   current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the securities underlying the written option.

 H Forward Foreign Currency Exchange Contracts -- The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed.

 I Reverse Repurchase Agreements -- The Portfolio may enter into reverse repurchase agreements. Under such an agreement, the Portfolio temporarily transfers possession, but not ownership, of a security to a counterparty, in return for cash. At the same time, the Portfolio agrees to repurchase the security at an agreed-upon price and time in the future. The Portfolio may enter into reverse repurchase agreements for temporary purposes, such as to fund withdrawals, or for use as hedging instruments where the underlying security is denominated in a foreign currency. As a form of leverage, reverse repurchase agreements may increase the risk of fluctuation in the market value of the Portfolio's assets or in its yield. Liabilities to counterparties under reverse repurchase agreements are recognized in the Statement of Assets and Liabilities at the same time at which cash is received by the Portfolio. The securities underlying such agreements continue to be treated as owned by the Portfolio and remain in the Portfolio of Investments. Interest charged on amounts borrowed by the Portfolio under reverse repurchase agreements is accrued daily and offset against interest income for financial statement purposes.

 J Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio custodian fees are reflected as a reduction of operating expenses on the Statement of Operations. For the year ended October 31, 1999, $1,443 in credit balances were used to reduce the Portfolio's custodian fee.

 K Deferred Organization Expenses -- Costs incurred by the Portfolio in connection with its organization were being amortized on the straight-line basis over five years and are fully amortized at October 31, 1999.

 L Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 M Other -- Investment transactions are accounted for on a trade date basis.

2 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of investments). Such percentages are reduced as average daily net assets exceed certain levels. For the year ended October 31, 1999, the fee was equivalent to 0.56% of the Portfolio's average net assets for such period and amounted to $768,111. An administration fee, computed at an effective annual rate of 0.15% of average daily net assets was also paid to BMR for administrative services and office facilities. Such fee amounted to $208,472 for the year ended October 31, 1999.

   Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Trustees of the Portfolio

STRATEGIC INCOME PORTFOLIO AS OF OCTOBER 31, 1999

NOTES TO FINANCIAL STATEMENTS CONT'D

   that are not affiliated with the Investment Adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 1999, no significant amounts have been deferred. Certain of the officers and Trustees of the Portfolios are officers of the above organizations.

3 Line of Credit
-------------------------------------------
   The Portfolio participates with other portfolios and funds managed by BMR or EVM and its affiliates in a $120 million unsecured line of credit agreement with a group of banks. The Portfolio may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the period.

4 Investment Transactions
-------------------------------------------
   The Portfolio invests primarily in foreign government and U.S. Government debt securities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or country. The Portfolio regularly invests in lower rated and comparable quality unrated high yield securities. These investments have different risks than investments in debt securities rated investment grade and held by the Portfolio. Risk of loss upon default by the borrower is significantly greater with respect to such debt securities than with other debt securities because these securities are generally unsecured and are more sensitive to adverse economic conditions, such as recession or increasing interest rates, than are investment grade issuers. At October 31, 1999, the Portfolio had invested approximately 27.5% of its net assets or approximately $41,272,000 in high yield securities. Purchases and sales of investments, other than short-term obligations, for the year ended October 31, 1999 were as follows:

    PURCHASES
    -----------------------------------------------------
    Investments (non-U.S. Government)         $67,802,079
    U.S. Government Securities                 22,786,072
    -----------------------------------------------------
                                              $90,588,151
    -----------------------------------------------------

    SALES
    -----------------------------------------------------
    Investments (non-U.S. Government)         $57,072,676
    U.S. Government Securities                  3,236,019
    -----------------------------------------------------
                                              $60,308,695
    -----------------------------------------------------

5 Financial Instruments
-------------------------------------------
   The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities and to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 1999 is as follows:

   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                             SALES
    ----------------------------------------------------------------------------------------
                                                                              NET UNREALIZED
    SETTLEMENT                                              IN EXCHANGE FOR    APPRECIATION
    DATE(S)      DELIVER                                   (IN U.S. DOLLARS)  (DEPRECIATION)
    ----------------------------------------------------------------------------------------
     11/12/99    Euro Dollar
                 5,200,000                                    $ 5,484,752        $ 24,614
     11/10/99    Japanese Yen
                 961,991,267                                    9,153,105         (79,908)
    ----------------------------------------------------------------------------------------
                                                              $14,637,857        $(55,294)
    ----------------------------------------------------------------------------------------

                                           PURCHASES
    ----------------------------------------------------------------------------------------
    SETTLEMENT                                                  DELIVER       NET UNREALIZED
    DATE(S)      IN EXCHANGE FOR                           (IN U.S. DOLLARS)   DEPRECIATION
    ----------------------------------------------------------------------------------------
     11/30/99    Australian Dollar
                 5,700,000                                    $3,667,950         $(18,848)
     11/22/99    Philippine Peso
                 120,210,000                                   3,000,000          (11,872)
    ----------------------------------------------------------------------------------------
                                                              $6,667,950         $(30,720)
    ----------------------------------------------------------------------------------------

STRATEGIC INCOME PORTFOLIO AS OF OCTOBER 31, 1999

NOTES TO FINANCIAL STATEMENTS CONT'D

                                   FUTURES CONTRACTS
    -------------------------------------------------------------------------------
    EXPIRATION                                                       NET UNREALIZED
    DATE(S)      CONTRACTS                                 POSITION   APPRECIATION
    -------------------------------------------------------------------------------
        12/99    35 Euro-Bond                                Long       $41,999
        12/99    49 US Treasury Bond                        Short        23,250
    -------------------------------------------------------------------------------
                                                                        $65,249
    -------------------------------------------------------------------------------

                                WRITTEN CALL OPTIONS
    -----------------------------------------------------------------------------
                                              NUMBER OF CONTRACTS     PREMIUMS
    -----------------------------------------------------------------------------
    Outstanding, beginning of year                     160           $ 188,125
    Options expired                                   (160)           (188,125)
    -----------------------------------------------------------------------------
    OUTSTANDING, END OF YEAR                            --           $      --
    -----------------------------------------------------------------------------

   At October 31, 1999, the Portfolio had sufficient cash and/ or securities to cover potential obligations arising from open futures and forward contracts, as well as margin requirements on open futures contracts.

6 Federal Income Tax Basis of Investments
-------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 1999, as computed on a federal income tax basis, were as follows:

    AGGREGATE COST                            $151,286,370
    ------------------------------------------------------
    Gross unrealized appreciation             $  2,499,094
    Gross unrealized depreciation               (3,061,178)
    ------------------------------------------------------
    NET UNREALIZED DEPRECIATION               $   (562,084)
    ------------------------------------------------------

STRATEGIC INCOME PORTFOLIO AS OF OCTOBER 31, 1999

INDEPENDENT ACCOUNTANTS' REPORT

TO THE TRUSTEES AND INVESTORS
OF STRATEGIC INCOME PORTFOLIO:
---------------------------------------------

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and supplementary data present fairly, in all material respects, the financial position of Strategic Income Portfolio (the "Portfolio") at October 31, 1999, and the results of its operations, the changes in its net assets, and the supplementary data for the periods presented, in conformity with generally accepted accounting principles. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 8, 1999

EATON VANCE STRATEGIC INCOME FUND AS OF OCTOBER 31, 1999

INVESTMENT MANAGEMENT

EATON VANCE STRATEGIC INCOME FUND

Officers

James B. Hawkes
President and Trustee

William H. Ahern, Jr.
Vice President

Thomas J. Fetter
Vice President

Armin Lang
Vice President

Robert B. MacIntosh
Vice President

Edward E. Smiley, Jr.
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking Emeritus, Harvard University Graduate
School of Business Administration

Norton H. Reamer
Chairman and Chief Executive Officer,
United Asset Management Corporation

Lynn A. Stout
Professor of Law,
Georgetown University Law Center

Jack L. Treynor
Investment Adviser and Consultant

STRATEGIC INCOME PORTFOLIO

Officers

James B. Hawkes
President and Trustee

Mark S. Venezia
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking Emeritus, Harvard University Graduate
School of Business Administration

Norton H. Reamer
Chairman and Chief Executive Officer,
United Asset Management Corporation

Lynn A. Stout
Professor of Law,
Georgetown University Law Center

Jack L. Treynor
Investment Adviser and Consultant

INVESTMENT ADVISER OF
STRATEGIC INCOME PORTFOLIO
BOSTON MANAGEMENT AND RESEARCH
The Eaton Vance Building
255 State Street
Boston, MA 02109

ADMINISTRATOR OF EATON VANCE
STRATEGIC INCOME FUND
EATON VANCE MANAGEMENT
The Eaton Vance Building
255 State Street
Boston, MA 02109

PRINCIPAL UNDERWRITER
EATON VANCE DISTRIBUTORS, INC.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617)482-8260

CUSTODIAN
INVESTORS BANK & TRUST COMPANY
200 Clarendon Street
Boston, MA 02116

TRANSFER AND DIVIDEND DISBURSING AGENT
PFPC GLOBAL FUND SERVICES
Attention:  Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, MA  02110

EATON VANCE STRATEGIC INCOME FUND
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109


--------------------------------------------------------------------------------
This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------

028-10/99                                                           SISRC-10/99